Promoting Active and Healthy Lifestyles Piper Jaffray 28th Annual Consumer Conference June 10, 2008 06032008s

Important Information This material contains forward-looking statements, including forecasts of growth, long-term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

A Century of Innovation Walnut Growers Cooperative 1912 Continuous Innovation Packaging Brand Advertising 1990s Culinary Nut Launch 2004 IPO Nasdaq: DMND 2005

Snack Nuts Trail Mixes Produce Snacks Brands Consumers Value and Trust Culinary & Baking Nuts In-Shell Nuts Ingredient/ Food Service Retail

Net Sales Focus on Long-Term Growth FY Ended July 31 $ Millions 13% CAGR Guidance EPS $ / Share $0.85-0.90 FY Ended July 31

Favorable Consumer Trends Simple / Less-Processed Natural / From the Earth Nutrient / Vitamin-Rich Healthy Source of Protein and Fat High Energy Food Nuts Promoting Active and Healthy Lifestyles

Retail Market Opportunity Sources: Euromonitor, IRI, AC Neilsen and Company Estimates Snack Nuts Produce Snacks, Seeds, Trail Mix Culinary Nuts Growing Faster than Overall Snack Market Underdeveloped Younger Demographic High Traffic Area of Store On Trend Category Stable, Mature Market 45+ Demographic $2.9B Snack Nuts $30B Snack Total $0.9B $1.5B $2.9B $5.3B Snack Nuts vs. Snacks

Culinary Nut Leader Net Sales Market Share Source: AC Nielsen 05/08 $ Millions $ Share 16% CAGR 4x Larger Than #2 Brand

Growing Snack Nut Presence Source: AC Nielsen 05/08 Grow Share $ Share Expand Category 77% of Emerald's Sales are Incremental to Category Brand Shifting Category Expansion New Buyers

Brand Demographics Quality Choice for Culinary Consumers Natural Choice for Younger Snackers Diamond Emerald Salty Snacks Planters Source: NPD 2-Year Snacking Study 12/06 Consumption by Age Group Index of Snacking Occasions to Total Population

Diamond Brand Development Sponsorships Content

Emerald Brand Development National Advertising Online Sponsorships Partnerships Source of Natural Energy

Broad Retail Presence Broad Retail Presence Diamond Brand Retail Distribution Channels Mass Merch 14% Club 43% Grocery 43% Strong Historical Relationships Ability to Establish Premium Brand Source: TTM Q3 Fiscal 2008 Diamond Culinary and In-Shell Net Sales 25% CAGR 2001 - 2007

Retail 21% CAGR Focus on Retail Sales Growth Retail $308 $360 $463 $477 $523 $ Millions Fiscal Year Ended July 31

FY 2005 FY 2007 Mix Shift to Retail Helping Margins Total Sales: $463 Million Total Sales: $523 Million Ingredient/FS 51% Retail 49% Ingredient/FS 36% Retail 64% + 450 bps Gross Margin Opportunities for Additional Margin Expansion Input Cost Normalization Production and Distribution Efficiencies SG&A Leverage Continued Rationalization of Non-Strategic Business (10)% CAGR +21% CAGR

Long-Term Financial Targets 2007 2011 Targets Net Sales Growth 10% 6% - 8% CAGR Operating Income Margin (1) 3% ~ 10% Non-GAAP EPS Growth (1) 22% 40% - 50% CAGR Retail 14% - 18% CAGR Snack $200M - $250M Culinary ~ 5% CAGR In-Shell < 3% CAGR Gross Profit Margin 15% ~ 20% See 8-K filing dated September 20, 2007 for discussion of non-GAAP items Sales Growth Includes:

Rapid Snack Growth Since Launch FY Ended July 31 $ Millions Emerald Net Sales

Snack Growth Levers FY '07 FY '11 $80M $200 - 250M Snack Nut Sales Increase Velocity of Products in Distribution Fill Out Distribution in Existing Channels Introduce New Products Expand Distribution to New Channels Non-Linear Sales Growth Introduction Costs Often Contra Revenue Frequently Realized Before Sales Generation Ongoing Product Lifecycle Management Competitive Environment Investment / Timing Considerations

Innovation Brands Platform for Long-Term Growth

Appendix

Leverageable Global Nut Sourcing



Hazelnuts
Walnuts 0
Almonds
Macadamias
Peanuts
Pecans
Macadamias
Brazils
Walnuts 0
Brazils &
Cashews
Pine Nuts &
Hazelnuts
Cashews
Walnuts
Hazelnuts
Pine Nuts
0
Walnuts &
Pine Nuts
Walnuts &
Cashews
0
Cashews
Cashews
Macadamias
Pecans &
Macadamias
O Walnuts
Cashews
Brazils
Hazelnuts
Pecans
Almonds
Macadamias
Pine Nuts
Peanuts

Confidential

21

Margin & Profit Improvement Strong Balance Sheet and Cash Flow Attractive Valuation Financial Summary $ Millions, Except per share and % 2006 2007 2008 Guidance Total Net Sales Snack Retail $477 $41 $275 $523 $80 $333 $522 - $540 7% - 19% Growth 8% - 13% Growth Gross Margin 13.7% 15.0% +150 bp Operating Margin 1.5% 2.4% 4.5% - 5.0% EPS $0.47 $0.53 $0.85 - $0.90 Adjusted EBITDA (1) $23 $29 $36 - $38 Balance Sheet Cash and Cash Equivalents Long-Term Debt Debt / Equity $36 $20 18% $34 $20 16% -- -- -- Other Dividend per Share PEG $0.09 -- $0.12 -- $0.18 0.5 Fiscal Year Ended July 31 See 8-K filing dated June 3, 2008 for discussion of non-GAAP items

F'07 Operating Margin Includes 30bp of non- recurring charges; EPS impact is $0.02 Financial Summary - Year-to-Date $ Millions, Except per share and % Fiscal 2007 Fiscal 2008 Change Total Net Sales Snack Retail $410 $53 $269 $418 $61 $291 2% 15% 8% Gross Margin 15.1% 16.6% +150 bp Operating Margin 3.1% 4.9% +180 bp EPS $0.49 $0.75 +53% Adjusted EBITDA (1) $23 $30 29% Balance Sheet Cash and Cash Equivalents Long-Term Debt Debt / Equity $2 $20 21% $26 $20 14% $24 -- (700) bp Other Dividend per Share $0.09 $0.135 +50% 9-months Ended Apr 30 See 8-K filing dated June 3, 2008 for discussion of non-GAAP items

Reconciliation of Net Income to Adjusted EBITDA $ Millions, Except per Share and % 2007 Actual Low end High end 2007 Actual 2008 Actual Net Income Income Taxes $8,433 2,793 $13,680 8,385 $14,500 8,887 $7,659 3,915 $12,122 7,537 Income before Income Taxes Other Interest Expense, Net 11,226 98 1,291 22,065 -- 1,000 23,387 100 900 11,574 72 1,069 19,659 -- 780 Income from Operations 12,615 23,065 24,387 12,715 20,439 Equity Compensation Depreciation & Amortization Restructuring and other costs, net Loss on Termination of defined benefit plan 5,859 7,561 (15) 3,054 6,800 6,000 -- -- 6,800 6,500 -- -- 3,840 5,429 (322) 1,640 4,873 4,760 -- -- Adjusted EBITDA (1) $29,074 $35,865 $37,687 $23,302 $30,072 Q3 YTD See 8-K filing dated June 3, 2008 for discussion of non-GAAP items 2008 Guidance

Promoting Active and Healthy Lifestyles